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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ________________

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                ________________


         Date of Report (Date of Earliest Event Reported): July 30, 2004


                                DUANE READE INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         001-13843                                    04-3164702
    (Commission File Number)              (I.R.S. Employer Identification No.)

          440 NINTH AVENUE
          NEW YORK, NEW YORK                             10001
(Address of Principal Executive Offices)               (Zip Code)


                                 (212) 273-5700
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         On August 2, 2004, Duane Reade Inc. (the "Company") issued a press release announcing the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of December 22, 2003, as amended, by and among the Company, Duane Reade Shareholders, LLC and Duane Reade Acquisition Corp. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         a) Financial Statements. Not Applicable

         b) Pro Forma Financial Information. Not Applicable

         c) Exhibits

The following materials are attached as exhibits to this Current Report on Form 8-K.


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1              Press Release, dated August 2, 2004


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 2, 2004
                                                DUANE READE INC.


                                                By: /s/ John K. Henry
                                                    -------------------------
                                                    John K. Henry
                                                    Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1              Press Release, dated August 2, 2004